                         SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment") is entered into as of December 10, 1997 among BEAZER HOMES USA, INC., a Delaware corporation (the "Borrower"), BEAZER MORTGAGE CORPORATION, a Delaware corporation, BEAZER HOMES CORP., a Tennessee corporation, BEAZER HOMES SALES ARIZONA INC., a Delaware corporation, BEAZER REALTY CORP., a Georgia corporation, BEAZER/SQUIRES REALTY, INC., a North Carolina corporation, PANITZ HOMES REALTY, Inc., a Florida corporation, BEAZER HOMES HOLDING CORP., a Delaware corporation, BEAZER TEXAS HOLDINGS, INC., a Delaware corporation, and BEAZER HOMES TEXAS, L.P., a Delaware limited partnership (collectively, the "Guarantors") and THE FIRST NATIONAL BANK OF CHICAGO, BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), BANK ONE, ARIZONA, N.A., GUARANTY FEDERAL BANK, F.S.B., BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (successor by merger to Bank of America Illinois), AMSOUTH BANK, COMERICA BANK and SUNTRUST BANK (collectively, the "Banks") and THE FIRST NATIONAL BANK OF CHICAGO as Agent (the "Agent") for the Banks and as Issuing Bank under the Agreement (as hereinafter defined).

                                 W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Banks, the Agent and the Issuing Bank are party to that certain Credit Agreement dated as of October 22, 1996, as amended by First Amendment to Credit Agreement dated as of July 29, 1997 (such Credit Agreement, as so amended, being herein referred to as the "Agreement") providing for certain Loans to be made from time to time by the Banks to the Borrower not to exceed, at any time outstanding, the principal sum of $200,000,000; and

         WHEREAS, the parties desire to amend the Agreement (a) to permit, at the Borrower's election, or to require, at the Agent's or the Majority Banks' election, the delivery of a Borrowing Base Certificate as of the last day of a calendar month subsequent to the period covered by the most recently required quarterly Borrowing Base Certificate, (b) to permit the Borrower to include, within a Borrowing Base Certificate delivered in anticipation of a Permitted Acquisition, assets to be acquired in such Permitted Acquisition and (c) to permit the Borrower to make certain investments, all on and subject to the terms set forth herein;

         NOW, THEREFORE, for good and valuable consideration, the Borrower, the Guarantors, the Banks, the Agent and the Issuing Bank hereby covenant and agree as follows:

         1. DEFINITIONS. (a) The definition of the term "Borrowing Base Certificate" is hereby amended by inserting, after the words "fiscal quarter," the words "or (if applicable under Section 2.01(d) or (e)) calendar month."

         (b) The definition of the term "EBIDTA" is hereby amended by inserting, after the words "Net Income" the parenthetical phrase "(but excluding from such Net Income for the applicable period any income derived from any Investment referred to in Section 6.07(9) to the extent that such income exceeds the cash distributions thereof received by the Borrower or its Subsidiaries in such period)."

         (c) The definition of the term "Inventory Valuation Date" is hereby amended and restated in its entirety as follows:

              "Inventory Valuation Date" means (a) the last day of the most recent fiscal quarter of the Borrower with respect to which the Borrower is required to have delivered a Borrowing Base Certificate pursuant to
         Section 5.08(6) hereof or (b) if the Borrower elects pursuant to Section 2.01(d) or is required pursuant to
         Section 2.01(e) to deliver a Borrowing Base Certificate with respect to a calendar month subsequent to such most recent fiscal quarter, the last day of such subsequent calendar month.

         2.   BORROWING BASE CERTIFICATES.  The following subsections (d),
(e) and (f) are hereby added at the end of Section 2.01 of the Agreement:

              (d) The Borrower may elect to deliver to the Agent a Borrowing Base Certificate setting forth the Borrowing Base as of the last day of a calendar month subsequent to the most recent fiscal quarter with respect to which a Borrowing Base Certificate was required to be delivered under Section 5.08(6) of the Agreement.

              (e) The Agent or the Majority Lenders may, upon notice to the Borrower from the Agent, require the Borrower to deliver a Borrowing Base Certificate determined as of the last day of a calendar month (as designated in such notice) subsequent to the fiscal quarter with respect to which a Borrowing Base Certificate was required to be delivered under Section 5.08(6) of the Agreement, provided that the Borrowing Base Certificate under this Section 2.01(e) shall only be required to be delivered on the later to occur of
         (i) the tenth (10th) day following the Agent's notice to the Borrower under this Section 2.01(e) or (ii) the twenty-fifth (25th) day after the last day of the applicable calendar month (as designated in such notice).

              (f)  The Borrower may elect to include in a
         Borrowing Base Certificate delivered in anticipation of a Permitted Acquisition all assets that would have been included in the Borrowing Base had the Permitted Acquisition been consummated as of the last day of the most recent fiscal quarter or (if applicable under Section 2.01(d) or (e)) calendar month, provided, however, that such Borrowing Base Certificate shall expressly state that it is delivered in anticipation of, and shall only be effective hereunder for purposes of Borrowings made on or after, the consummation of such Permitted Acquisition (it being understood that, until the consummation of such Permitted Acquisition, the previously delivered Borrowing Base Certificate shall remain in effect).

         3. INVESTMENTS. Section 6.07 of the Agreement is hereby amended by deleting (from the next-to-last line thereof) the words "or (9)" and inserting in lieu thereof the following:

         (9) any Investment in a Person that is not a Subsidiary of the Borrower, provided that the amount of all such Investments by the Borrower and its Subsidiaries in all such Persons does not exceed
         $15,000,000 in the aggregate; or (10)

         4. RATIFICATION. The Agreement, as amended hereby, is hereby ratified and remains in full force and effect.

         5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written.

                             BORROWER:

                             BEAZER HOMES USA, INC.


                             By:
                                 ------------------------------------------
                                  David S. Weiss
                                   Executive Vice President and
                                   Chief Financial Officer

                             GUARANTORS:

                             BEAZER MORTGAGE CORPORATION


                             By:
                                 ------------------------------------------
                                  David S. Weiss
                                   Vice President

                             BEAZER HOMES CORP.

                             By:
                                 ------------------------------------------
                                  David S. Weiss
                                   Vice President


                             BEAZER HOMES SALES ARIZONA INC.


                             By:
                                 ------------------------------------------
                                  David S. Weiss
                                   Vice President

                             BEAZER REALTY CORP.


                             By:
                                 ------------------------------------------
                                  David S. Weiss
                                   Vice President

                             BEAZER/SQUIRES REALTY, INC.


                             By:
                                 ------------------------------------------
                                  David S. Weiss
                                   Vice President


                             PANITZ HOMES REALTY INC.


                             By:
                                 ------------------------------------------
                                  David S. Weiss
                                   Vice President


                             BEAZER HOMES HOLDINGS CORP.


                             By:
                                 ------------------------------------------
                                  David S. Weiss
                                   Vice President


                             BEAZER TEXAS HOLDINGS, INC.


                             By:
                                 ------------------------------------------
                                  David S. Weiss
                                   Vice President


                             BEAZER HOMES TEXAS, L.P.


                             By:
                                 ------------------------------------------

                             BEAZER TEXAS HOLDINGS, INC.
                                  its general partner


                             By:
                                 ------------------------------------------
                                  David S. Weiss
                                   Vice President

                             BANKS:


                             THE FIRST NATIONAL BANK OF CHICAGO,
                             as a Bank, the Agent and the
                             Issuing Bank


                             By:
                                 --------------------------
                             Name:
                                  ------------------------
                                    Vice President


                             BANK ONE, ARIZONA, N.A.


                             By:
                                 --------------------------
                             Name:
                                  ------------------------
                             Title:
                                   -----------------------


                             GUARANTY FEDERAL BANK, F.S.B.

                             By:
                                 --------------------------
                             Name:
                                  ------------------------
                             Title:
                                   -----------------------



                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION (successor by
                             merger to Bank of America
                             Illinois)


                             By:
                                 --------------------------
                             Name:
                                  ------------------------
                             Title:
                                   -----------------------



                             BANKBOSTON, N.A. (formerly known as
                             The First National Bank of Boston)


                             By:
                                 --------------------------
                             Name:
                                  ------------------------
                             Title:
                                   -----------------------

                             AMSOUTH BANK

                             By:
                                 --------------------------
                             Name:
                                  ------------------------
                             Title:
                                   -----------------------



                             COMERICA BANK

                             By:
                                 --------------------------
                             Name:
                                  ------------------------
                             Title:
                                   -----------------------



                             SUNTRUST BANK, ATLANTA

                             By:
                                 --------------------------
                             Name:
                                  ------------------------
                             Title:
                                   -----------------------


                             By:
                                 --------------------------
                             Name:
                                  ------------------------
                             Title:
                                   -----------------------